                                     OPPENHEIMER TREMONT OPPORTUNITY FUND, LLC
                                      Supplement dated March 15, 2002 to the
                                         Prospectus dated January 2, 2002

The Prospectus is changed as follows:

1. The Prospectus is changed by deleting the biographies of Robert J.  Kulperger,  William Brown and Bruce D. Ruehl
from  the  subsection  titled  "Management  of the  Fund--Management  Team"  on page  29 and  adding  the  following biographies:

Barry H. Colvin, CFA - President,  Chief Investment Officer
---------------
Mr. Colvin directs Tremont's alternative  investment research and heads the Investment Committee.  Prior to joining
Tremont  Advisers in 1999, Mr. Colvin spent three years as Vice President and Head of Alternative  Investments  and
then as Director of Research for Asset  Consulting  Group,  Inc. of St.  Louis,  Missouri.  From 1995 to 1997,  Mr.
Colvin  was a fixed  income  trader for  General  American  Life,  and  before  that spent two years at  Scottsdale
Securities  as Head of  Business  Development.  From 1987 to 1994 he worked  for  Edward D.  Jones & Co. in various roles,  eventually becoming a partner.  Mr. Colvin holds a B.A. in Economics from the University of Missouri and is a holder of the Chartered Financial Analyst designation.

Patrick J. Kelly, CFA - Vice President, Director of Manager Research
----------------
Mr. Kelly coordinates and structures Tremont's  alternative  investment research department.  He joined the firm in
June 2001.  Prior to Tremont,  Mr. Kelly spent three years,  from 1998 to 2001, as Vice  President and Risk Manager for  Parker  Global  Strategies.  From 1995 to 1998,  Mr.  Kelly  worked as a Senior  Portfolio  Analyst at Ferrell
Capital  Management,  and from 1993 to 1995, Mr. Kelly worked for Kidder,  Peabody, & Co. as an analyst.  Mr. Kelly has B.S. in Computer Science,  Electrical  Engineering and Mathematics from Hofstra University and M.B.A in Finance from the Frank Zarb School of Business at Hofstra  University  and is a holder of the Chartered  Financial  Analyst designation.

Cynthia J. Nicoll - Vice President, Director of Risk Management
-----------------
Cynthia Nicoll joined Tremont in December 2000,  with  responsibility  for  establishing  Tremont's risk management capabilities.  Ms.  Nicoll came to Tremont  from  Parker  Global  Strategies,  where she was  Managing  Director of
Strategic  Initiatives.  From 1993 to 1999,  she designed  hedge  fund-indexed  structured  products for  Greenwich
Capital and National  Westminster  Bank PLC. From 1979 to 1993, Ms. Nicoll marketed  foreign  exchange,  structured debt and other  financings  for  Manufacturers  Hanover/Chemical  Bank (now JP  Morgan).  Ms.  Nicoll has a B.A. in
American History from Yale University
and an M.B.A. in Finance and International Business from New York University.

2.  References on page C-1 in the header and the first paragraph, and on page C-7  in section 2.2,  to
"Oppenheimer Tremont Market Neutral Fund, LLC" are replaced with "Oppenheimer Tremont Opportunity Fund, LLC"

March 15, 2002                                                                          PS0372.001